UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 21, 2008

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	35-1101097 (I.R.S. Employer Identification No.)

423 North Main Street, Middlebury, Indiana (Address of Principal Executive Offices)		46540 (Zip Code)

(574) 825-5821
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 21, 2008, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced that the Company has received an inquiry from the Committee on Oversight and Government Reform of the United States House of Representatives as part of the Committee’s investigation into the levels of formaldehyde in travel trailers and other forms of temporary housing provided by FEMA to victims of the Gulf Coast Hurricanes from 2005 through 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (d)        The following exhibit is furnished as a part of this Report

                99.1        Press Release dated February 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date: February 21, 2008

By:    /s/Jeffery A. Tryka

             Jeffery A. Tryka, Secretary